UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2006

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


              Nevada                 000-49735              87-0642947
---------------------------------  -------------  ------------------------------
  (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)          File Number)        Identification No.)


                               570 Del Rey Avenue
                               Sunnyvale, CA 94085
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 636-1020

         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement.

     On July 14, 2006, Intraop Medical Corporation, or IntraOp, borrowed $25,000 from Bushido Capital Master Fund, L.P. pursuant to the terms of an unsecured promissory note. The note is non-interest bearing and is payable in full on August 14, 2006.

     On July 17, 2006, IntraOp borrowed $50,000 from Donald A. Goer, Chief Executive Officer of IntraOp, pursuant to the terms of an unsecured promissory note. The note bears interest of 9% per annum and is payable in full on demand.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms of the promissory notes issued to Bushido Capital Master Fund, L.P. and Donald A. Goer.


Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number
------

10.21 Promissory Note dated July 14, 2006 in the aggregate principal amount of $25,000 issued by Intraop Medical Corporation to Bushido Capital Master Fund, L.P.

10.22 Promissory Note dated July 17, 2006 in the aggregate principal amount of $50,000 issued by Intraop Medical Corporation to Donald A. Goer.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         INTRAOP MEDICAL CORPORATION


Date: July 19, 2006                      By: /s/ Donald A. Goer
                                             -----------------------------------
                                             Donald A. Goer
                                             Chief Executive Officer


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